SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 12, 2007

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

            001-06249                                    34-6513657
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     (Commission File Number)               (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      Effective November 12, 2007, the Trust and holders holding more than two-thirds of the Trust's outstanding Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest (the "Series B-1 Preferred Shares") approved an amendment to the Certificates of Designation for the Series B-1 Preferred Shares that modifies the redemption price upon a Compliance Failure (as defined in the Certificates of Designation for the Series B-1 Preferred Shares). As amended, the redemption option provides for a redemption price equal to either (i) 150% of the Liquidation Preference (as defined in the Certificates of Designation for the Series B-1 Preferred Shares) if the redemption notice is given prior to February 28, 2008 or (ii) 125% of the Liquidation Preference thereafter. Prior to the amendment, the price to be paid on Compliance Failure was the greater of (i) the current market value of the underlying common shares upon a Compliance Failure or (ii) either (a) 150% of the Liquidation Preference if the redemption demand is given prior February 28, 2008, (b) 110% of the Liquidation Preference if the redemption demand is made on or after February 28, 2008 but prior to February 28, 2010, or (c) 100% of the Liquidation Preference if the redemption demand is given on or after February 28, 2010.

      The foregoing summary is qualified in its entirety by reference to the Amendment to the Certificates of Designation which is attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

      4.1 Amendment to Certificates of Designation of Series B-1 Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of November, 2007.

                                        WINTHROP REALTY TRUST


                                        By: /s/ Michael L. Ashner
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                                            Michael L. Ashner
                                            Chairman and Chief Executive Officer


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